Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO LOGICBIO THERAPEUTICS, INC. IF PUBLICLY DISCLOSED

Amendment No. 1 to

Patent & Technology License Agreement

This Amendment No. 1 to Patent & Technology License Agreement (“Amendment One”) is made and entered into as of October 14, 2019 (the “Effective Date”) by and between LogicBio Therapeutics, Inc. a Delaware corporation, having a principal place of business at 99 Erie Street, Cambridge, MA 02139 (“LogicBio”) and The Board of Regents (“Board”) of The University of Texas System (“System”, an agency of the State of Texas whose address is 210 West 7th Street, Austin, Texas 78701, on behalf of The University of Texas Southwestern Medical Center (“UT Southwestern”), a component institution of System, whose address is 5323 Harry Hines Boulevard, Dallas, Texas 75390-9094.

WHEREAS, the parties entered into a Patent & Technology License Agreement effective as of May 7, 2018 (“Agreement”)

WHEREAS, the parties desire to modify the Agreement to reflect the understandings they have reached with respect to their relationship; and

WHEREAS, capitalized terms used in this Amendment One but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments. Section 2.7(b) is hereby deleted and replaced with the following:

(b)fulfill the following milestone events by the deadlines indicated:

Diligence Milestone Events	Deadlines
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If the obligations under this Section 2.7 are not fulfilled, Licensor may treat such failure as a breach in accordance with Section 7.3(b). For the avoidance of doubt, initiation of a clinical trial means the dosing of the first patient in said clinical trial.

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Notwithstanding the foregoing, if Licensee believes that, despite using commercially reasonably efforts, it will not achieve any Diligence Milestone Event set forth in this Section 2.7 by the relevant deadline, it may notify Licensor in writing thereof in advance of the deadline. Licensee shall include with such notice a reasonable explanation of the reasons for such failure. If Licensee so notifies Licensor and such explanation is acceptable to Licensor (in its reasonable discretion), or, in any event, if such failure to meet the Diligence Milestone Event is due to circumstances beyond Licensee’s reasonable control (such as patent infringement or regulatory issues), then the Parties shall negotiate in good faith an initial extension of the deadlines for said Diligence Milestone Event and all later Diligence Milestone Events (the “Initial Extended Milestones”) so that Licensee shall not be deemed to be in breach of achieving said Diligence Milestone Event by its deadline. In the event that Licensee believes that, despite using commercially reasonable efforts, it will not achieve one or more such Initial Extended Milestones, then Licensee may notify Licensor in writing thereof in advance of the relevant deadline and the Parties shall negotiate in good faith a second extension of deadlines for said Diligence Milestone Event and all later Diligence Milestone Events (the “Second Extended Milestones”) so that Licensee shall not be deemed to be in breach of achieving said Diligence Milestone Event by its deadline. Upon agreement of the Parties with respect to the deadlines for such Second Extended Milestones, Licensee shall make a non-creditable payment of one-half of the Milestone Fee of the Milestone Event corresponding to said Diligence Milestone Event.

2.Miscellaneous. Except as expressly modified and amended by this Amendment One, all other terms, conditions and provisions of the Agreement shall remain in full force and effect as provided therein, and in all other respects is ratified and confirmed by the parties.

3.Execution. This Amendment One may be executed (including by industry standard electronic signature software) in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A party may evidence its execution and delivery of this Amendment One by transmission of a signed copy of the Amendment One via facsimile, email, or other reliable electronic means, which transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment One.

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IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed by their duly authorized representatives as of the date set forth in the introductory paragraph of this Amendment One.

LOGICBIO THERAPEUTICS, INC.		BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM
By:	/s/ Matthias Jaffé	By:	/s/ Arnim Dontes
	Matthias Jaffé CFO		Arnim Dontes Executive Vice President for Business Affairs UT Southwestern Medical Centre
Date:	October 14, 2019	Date:	October 24, 2019

Approved as to Content:
		By:	/s/ Claire Aldridge Claire Aldridge, Ph.D. Associate Vice President Commercialization and Business Development
		Date:	October 24, 2019

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